UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 24, 2020

POPULAR, INC.

(Exact name of registrant as specified in its charter)

Puerto Rico	001-34084	66-0667416
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

209 Muñoz Rivera Avenue Hato Rey, Puerto Rico	00918
(Address of principal executive offices)	(Zip code)

(787) 765-9800

(Registrant’s telephone number, including area code)

NOT APPLICABLE

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($0.01 par value)	BPOP	The NASDAQ Stock Market
6.70% Cumulative Monthly Income Trust Preferred Securities	BPOPN	The NASDAQ Stock Market
6.125% Cumulative Monthly Income Trust Preferred Securities	BPOPM	The NASDAQ Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 24, 2020, Popular, Inc. (the “Corporation”) adopted Amended and Restated By-laws (the “By-laws”) amending various provisions of its previous By-laws (the “Previous By-laws”) to provide for a stockholder right to call a special meeting of stockholders and make other clarifying and conforming changes, as further described below.

Stockholder Right to Request Special Meetings of Stockholders

•	Section 2.2 of the By-laws has been amended to provide stockholders with the right to request a special meeting of stockholders. Previously, only the Board of Directors, the Chairman of the Board of Directors or the President of the Corporation could call a special meeting of stockholders. Subject to the procedures and other terms and conditions set forth in the By-laws, a special meeting of stockholders shall be called by the Secretary upon receipt by the Corporation of the valid written request(s) of one or more stockholders of record who “Own” (as defined in Section 2.2, as amended), or are acting on behalf of persons who “Own”, shares representing at least 20% of the voting power of the outstanding stock of the Corporation entitled to vote on the relevant matter(s).

Other Clarifying or Conforming Changes

•	Section 2.10 was revised to incorporate the right of stockholders provided by Section 2.2, as amended, to request a special meeting of stockholders and bring forward matters in connection therewith (a right in addition to proposing matters to be brought in connection with special meetings of stockholders called by the Board of Directors, the Chairman of the Board of Directors or the President of the Corporation).

The foregoing description of the amended provisions of the By-laws does not purport to be complete and is qualified in its entirety by reference to the Amended and Restated By-laws filed as Exhibit 3.1 to this Current Report on Form 8-K, which Exhibit is incorporated herein by reference. A copy of the Previous By-laws is included as Exhibit 3.1 to the Current Report on Form 8-K filed by the Corporation on October 20, 2017 and is also incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

3.1	Amended and Restated By-laws as of January 24, 2020.

101	Pursuant to Rule 406 of Regulation S-T, the cover page is formatted in Inline XBRL (Inline eXtensible Business Reporting Language).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document and included in Exhibit 101).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POPULAR, INC.
(Registrant)

Date: January 24, 2020	By:	/s/ Javier D. Ferrer
Javier D. Ferrer
Executive Vice President, Chief Legal Officer and Secretary